UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 5, 2024
LanzaTech Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40282	92-2018969
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8045 Lamon Avenue, Suite 400 Skokie, Illinois	60077
(Address of principal executive offices)	(Zip Code)
(847) 324-2400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LNZA	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	LNZAW	The Nasdaq Stock Market LLC

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.
Convertible Note Purchase Agreement
On August 5, 2024, LanzaTech Global, Inc. (the “Company”) entered into a Convertible Note Purchase Agreement (the “Convertible Note Purchase Agreement”) with an accredited investor (the “Investor”) pursuant to which the Company agreed to sell and issue to the Investor and other purchasers in a private placement transaction (the “Private Placement”) in one or more closings up to an aggregate principal amount of $150.0 million of Convertible Notes (the “Convertible Notes”). As of August 6, 2024, we issued and sold $40.15 million of Convertible Notes to the Investor pursuant to the Convertible Note Purchase Agreement.
The Convertible Notes bear interest at a fixed rate of 8.00% per annum, which interest will be added to the outstanding principal amount of the Convertible Notes on the last day of the applicable interest period (beginning on the date of issuance of the applicable Convertible Note and ending on and including the earlier of (x) the anniversary date of such issuance and (y) the maturity date, the “Interest Period”); provided, however, that the Company is permitted to pay all interest payable during an Interest Period in cash pursuant to prior written notice to the Convertible Note holder.
The Convertible Notes will mature on August 6, 2029 (the “Maturity Date”), unless earlier redeemed or converted in accordance with their terms. The Convertible Notes are subject to mandatory conversion for shares of the Company’s common stock, par value $0.0001 per share, upon the completion by the Company of an equity financing prior to the Maturity Date that results in the Company receiving minimum gross proceeds in an amount that is equal to the greater of (i) $40.0 million and (ii) 50% of the total principal amount under the outstanding Convertible Notes immediately following the final closing under the Convertible Note Purchase Agreement (a “Qualified Equity Financing”) at a conversion price equal to the lower of (i) the lowest per-share selling price per share in the Qualified Equity Financing, less a 10% discount and (ii) the Valuation Cap (as defined below). The Convertible Notes are convertible at the option of the holders upon the completion by the Company of an equity financing prior to the Maturity Date that does not meet the definition of a Qualified Equity Financing (a “Non-Qualified Equity Financing”) at a conversion price equal to the lower of (i) the lowest per-share selling price in the Non-Qualified Equity Financing and (ii) the Valuation Cap. The Convertible Notes are also convertible at the option of the holders any time prior to the Maturity Date at a conversion price equal to the Valuation Cap. The “Valuation Cap” is defined as, (i) with respect to any conversion of a Convertible Note issued at the initial closing under the Convertible Note Purchase Agreement, the price per share equal $1.52 (which, in the event that the Company has not, within 60 days of the initial closing under the Convertible Note Purchase Agreement, issued Convertible Notes having an aggregate principal amount of at least $80.0 million, will be adjusted to $1.25 per share), and (ii) with respect to a Convertible Note issued at any closing subsequent to the initial closing under the Convertible Note Purchase Agreement, the price per share equal to the greater of (a) $1.56 and (b) the closing price per share of the Company’s common stock on the date prior to such closing. The Valuation Cap is subject to adjustment based on the Company’s holdings in LanzaJet, Inc., and the conversion price in all cases is subject to adjustment for stock splits, reclassifications, redesignations, subdivisions, recapitalizations, and dividends.
The Convertible Notes contain provisions that preclude conversion if such conversion would result in the issuance of more than 19.9% of the Company’s currently outstanding common stock in the aggregate or in a change of control under Nasdaq marketplace rules, prior to obtaining stockholder approval. Prior to such stockholder approval, a holder may not convert its Convertible Note if the holder, together with its affiliates, would beneficially own more than 19.9% of the number of shares of the Company’s outstanding common stock immediately after giving effect to such exercise. The Company has agreed to use its reasonable best efforts to obtain the required stockholder approvals at a special meeting of its stockholders, to be held no later than 60 days following the date of the initial closing under the Convertible Note Purchase Agreement, subject to certain exceptions.
The Convertible Notes may not be prepaid or redeemed by the Company, either in whole or in part, without the consent of the holders of the Convertible Notes representing a majority of the principal amount of all of the Convertible Notes then outstanding (the “Requisite Holders”), provided that the Company may redeem and prepay all then-outstanding Convertible Notes without such consent of the Requisite Holders (i) until August 6, 2025, in an amount equal to one and one half times the redeemed principal amount on the Convertible Notes; (ii) between

August 7, 2025 and August 6, 2027, in an amount equal to two times the redeemed principal amount; and (iii) after August 6, 2027, in an amount equal to three times the redeemed principal amount; in all such cases, any and all accrued and unpaid interest on the Convertible Notes to be deemed to have been repaid in connection with the redemption.
The Convertible Note Purchase Agreement contains customary representations and warranties as well as certain covenants applicable to the Company until each closing.
Registration Rights Agreement
Also on August 5, 2024, the Company entered into a Registration Rights Agreement with the Investor, (the “Registration Rights Agreement”) which provides that the Company will register for resale under the Securities Act the shares of common stock issuable upon conversion of the Convertible Notes. The Company is required to prepare and file a registration statement with the Securities and Exchange Commission (the “SEC”) no later than the 120th calendar day following the final closing under the Convertible Note Purchase Agreement and to use its reasonable best efforts to have the registration statement declared effective within 30 days thereafter, subject to certain exceptions and specified penalties if timely effectiveness is not achieved.
The Company has also agreed to, among other things, indemnify the Convertible Note holders, their officers, directors, agents, partners, members, managers, stockholders, affiliates, investment advisers and employees under the registration statement from certain liabilities and pay all fees and expenses incident to the Company’s obligations under the Registration Rights Agreement.
The foregoing summaries of the Convertible Note Purchase Agreement, the Convertible Note and the Registration Rights Agreement (the “Transaction Documents”) do not purport to be complete and are qualified in their entirety by the full text of the form of Convertible Note Purchase Agreement, the form of Convertible Note and the form of Registration Rights Agreement, copies of which are being filed as Exhibits 10.1, 4.1 and 10.2 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein. The Transaction Documents are not intended to be a source of factual, business or operational information about the Company or its subsidiaries. The representations, warranties and covenants contained in the Transaction Documents were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements, and may be subject to limitations agreed upon by the parties, including being qualified by disclosures for the purpose of allocating contractual risk between the parties instead of establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Accordingly, investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties.
This Current Report on Form 8-K does not constitute a solicitation of a proxy, and is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC. Neither the Convertible Notes, nor any shares of LanzaTech’s common stock issuable upon conversion of the Notes, have been registered under the Securities Act of 1933 or any state securities laws, and unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933 and other applicable securities laws. This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities, nor shall it constitute an offer, solicitation or sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure set forth above under the Item 1.01 under the heading “Convertible Note Purchase Agreement” is incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth above under Item 1.01 is incorporated herein by reference. The Private Placement was made in reliance on an exemption from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder. The Investor represented in the Convertible Note Purchase Agreement that it was, on the date of entry into the Convertible Note Purchase Agreement, an “accredited investor” as defined in Rule 501(a) under the Securities Act.
Forward-looking Statements
This Current Report on Form 8-K includes forward-looking statements regarding, among other things, the plans, strategies and prospects, both business and financial, of LanzaTech. These statements are based on the beliefs and assumptions of LanzaTech’s management. Although LanzaTech believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, LanzaTech cannot assure you that it will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or similar expressions. The forward-looking statements are based on projections prepared by, and are the responsibility of, LanzaTech’s management. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside LanzaTech’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. LanzaTech may be adversely affected by other economic, business, or competitive factors, and other risks and uncertainties, including market conditions and the satisfaction of closing conditions with respect to the Private Placement, as well as those described under the header “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2023 filed by LanzaTech with the SEC, its subsequent Quarterly Reports on Form 10-Q, its Current Reports on Form 8-K and in future SEC filings. New risk factors that may affect actual results or outcomes emerge from time to time and it is not possible to predict all such risk factors, nor can LanzaTech assess the impact of all such risk factors on its business, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements, which speak only as of the date hereof. All forward-looking statements attributable to LanzaTech or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. LanzaTech undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description
4.1	Form of Convertible Promissory Note
10.1	Form of Convertible Note Purchase Agreement, dated August 5, 2024
10.2	Form of Registration Rights Agreement, dated August 5, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 8, 2024

LANZATECH GLOBAL, INC.

By:	/s/ Joseph Blasko
Name:	Joseph Blasko
Title:	General Counsel and Corporate Secretary
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